UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

ALZAMEND NEURO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

ALZAMEND NEURO, INC.

3480 Peachtree Road NE, Second Floor, Suite 103

Atlanta, GA 30326

SECOND SUPPLEMENT TO PROXY STATEMENT

FOR

2025 ANNUAL MEETING OF STOCKHOLDERS

On March 13, 2025, Alzamend Neuro, Inc. (“Alzamend”) filed its proxy statement for its annual meeting of stockholders to be held on April 25, 2025 (the “Proxy Statement”) with the Securities and Exchange Commission. On March 17, 2025, Alzamend filed a supplement to the Proxy Statement to correct an error in the proxy card (the “Proxy Card”). That revised Proxy Card contained a typographical error of the virtual meeting link (the “Meeting Link”) for the annual stockholder meeting. Alzamend is filing this supplement to its Proxy Statement to provide the correct Meeting Link. The correct Meeting Link appears in the Proxy Statement itself. All other information contained in the Proxy Statement and Proxy Card is correct.

This supplement should be read in conjunction with the Proxy Statement, and other than the revisions described above, this supplement does not modify any information in the Proxy Statement. From and after the date of this supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby. If you have already voted, you do not need to vote again unless you would like to change or revoke your prior vote on any proposal. If you would like to change or revoke your prior vote on any proposal, please refer to the Proxy Statement for instructions on how to do so.

Thank you.

Alzamend Neuro, Inc.

Alzamend™

VOTE

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2025 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A **Proposals — The Board of Directors unanimously recommends a vote FOR all the nominees listed and FOR Proposals 2 – 4.**

1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - William B. Horne	☐	☐	☐	02 - Milton C. Ault, III	☐	☐	☐	03 - Stephan Jackman	☐	☐	☐
04 - Henry Nisser	☐	☐	☐	05 - Mark Gustafson	☐	☐	☐	06 - Lynne F. McGrath	☐	☐	☐
07 - Andrew H. Woo	☐	☐	☐	08 - Jeffrey Oram	☐	☐	☐				

	For	Against	Abstain
2. To ratify the selection of Haskell & White LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2025 (the "**Auditor Proposal**");	☐	☐	☐
3. To approve for purposes of complying with Listing Rule 5635 of The Nasdaq Stock Market, LLC, the conversion of the Company's shares of Series C convertible preferred stock (the "**Series C Preferred Stock**") into shares of the Company's common stock, par value $0.0001 per share (the "**Common Stock**"), and warrants to purchase shares of Common Stock, for a total purchase price of up to $5,000,000.00, less a five percent (5%) discount, issued or issuable pursuant to the Securities Purchase & Exchange Agreement dated February 28, 2025 and the Certificate of Designations of the Rights and Preferences of Series C Preferred Stock (the "**Series C Proposal**"); and	☐	☐	☐
4. To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of the Common Stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to April 24, 2026, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion (the "**Reverse Split Proposal**").	☐	☐	☐

1 U P X

04452E

The 2025 Annual Meeting of Stockholders of Alzamend Neuro, Inc. will be held on April 25, 2025 at 12:00 P.M. Eastern Time, virtually via the Internet at meetnow.global/MPPNVRD.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/ALZN

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Alzamend Neuro, Inc.

Notice of 2025 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — April 25, 2025

The undersigned, revoking all prior proxies, does hereby appoint STEPHAN JACKMAN, DAVID J. KATZOFF, and HENRY C.W. NISSER, or any of them, with full powers of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned to represent the undersigned at the Annual Meeting of the Stockholders of Alzamend Neuro, Inc., to be held on April 25, 2025, commencing at 12:00 P.M., Eastern Time, to be held virtually via the Internet at meetnow.global/MPPNVRD, and at any and all adjournments of said meeting, and to vote all the shares of Common Stock of the Company standing on the books of the Company which the undersigned is entitled to vote as specified and in their discretion on such other business as may properly come before the meeting. The matters stated on the reverse side were proposed by the Company, except as indicated.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed and FOR Proposals 2-4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	**Comments** — Please print your comments below.